SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 13, 1998


                            Gristede's Sloan's, Inc.
               (Exact name of Registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


               1-7013                               13-1829183
      (Commission File Number)           (IRS Employer Identification No.)


        823 Eleventh Avenue, New York, New York     10019-3535
       (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:   212/956-5803


                                       N/A
         (Former name or former address, if changed since last report)

Item 8.  Change of Fiscal Year


     On January 13, 1998 the Board of Directors of the Company approved an amendment to the By-laws of the Company to change the fiscal year end of the Company from the Sunday nearest to the end of February in each year to the Sunday nearest to the end of November in each year, commencing as of November 30, 1997.

     Pursuant to Rule 13a-10 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company will file a Report on Form 10-K for the transition period of March 3, 1997 to November 30, 1997 and the Company will not file a Quarterly Report on Form 10-Q for the three months ended November, 30, 1997.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GRISTEDE'S SLOAN'S, INC.



Dated:  January 13, 1998                        By: /S/ JOHN CATSIMATIDIS
                                                   --------------------------
                                                    John Catsimatidis
                                                    Chairman of the Board